UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

 Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 24, 2019

UNITED BANCSHARES, INC.

(Exact name of Registrant as specified in its Charter)

Ohio	000-29283	34-1516518
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification Number)

105 Progressive Drive, Columbus Grove, Ohio	45830-1241
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(419) 659-2141

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Annual Meeting of the shareholders of United Bancshares, Inc. was held on April 24, 2019.  At the meeting, the following items were voted on by the shareholders of United Bancshares, Inc.:

1.  Election of directors to serve until the 2020 Annual Meeting; and

                    2.  Adopting a non-binding resolution to approve the compensation of the Corporation’s named executive officers; and

                    3.  Adopting a non-binding resolution to approve the frequency of future advisory votes on compensation of our named executive officers; and

4. Ratifying the appointment of CliftonLarsonAllen LLP as the independent registered accounting firm for United Bancshares, Inc.

Proposal 1 -  Election of Directors

The shareholders elected the following nominees for director at the meeting by the votes indicated below. In addition to the votes reported below, there were 522,194 broker non-votes on the proposal for the election of each director.

Director	For	Withheld
Robert L. Benroth	1,483,930	404,351
Herbert H. Huffman	1,486,600	401,681
H. Edward Rigel	1,428,244	460,037
David P. Roach	1,487,008	401,273
Daniel W. Schutt	1,411,529	476,752
R. Steven Unverferth	1,495,861	392,420
Brian D. Young	1,492,871	395,410

Proposal 2 - Non-binding resolution to approve the compensation of the Corporation’s named executive officers.

The non-binding resolution to approve the compensation of the Corporation’s named executive officers was approved by the votes indicated below. There were 522,194 broker non-votes on this proposal.

For	Against	Abstain
1,389,343	416,355	82,582

Proposal 3 - Adopting a non-binding resolution to approve the frequency of future advisory votes on compensation of our named executive officers.

The non-binding resolution to approve the frequency of future advisory votes on compensation of our named executive officers resulted in Three Years receiving the largest number of shareholder votes as indicated below. There were 522,194 broker non-votes on this proposal.

1 Year	2 Years	3 Years	Abstain
661,991	58,400	1,114,767	53,123

Proposal 4 - Ratifying the appointment of CliftonLarsonAllen LLP as the independent registered public accounting firm for the Corporation.

At the meeting, the shareholders ratified the appointment of CliftonLarsonAllen LLP as the independent registered public accounting firm for the Corporation by the votes indicated below:

For	Against	Abstain
2,335,783	49,058	25,634

There were no non-votes on this proposal.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

United Bancshares, Inc.

Date: April 25, 2019	By:	/s/ Brian D. Young
Brian D. Young
President and Chief Executive Officer